EXHIBIT 10.6

THIS NOTE HAS BEEN ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH SUCH REQUIREMENTS OR A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE OBLIGOR THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF SUCH LAWS OR AFFECT THE LEGALITY OF ITS ISSUANCE.

                                 PROMISSORY NOTE

$250,000                                                         January 1, 2004

      FOR VALUE RECEIVED, the undersigned, Reink Corp., a Delaware corporation with offices at 2085 Hurontario Street, Suite 300, Mississauga, Ontario L4W 2G2 (the "Obligor"), hereby promises to pay to the order of BG Capital Group Bahamas Ltd. (the "Holder"), a Bahamian corporation with offices at Slot 2000, A.P. Nassau Bahamas the principal sum of Two Hundred Fifty Thousand US dollars ($250,000) payable as set forth below. The Obligor also promises to pay to the order of the Holder interest on the principal amount hereof at a rate per annum equal to ten percent (10%), which interest shall be payable at such time as the principal is due hereunder. Interest shall be calculated on the basis of the year of 365 days and for the number of days actually elapsed. Any amounts of interest and principal not paid when due, including upon an Event of Default (as hereinafter defined), shall bear interest at the maximum rate of interest allowed by applicable law. The payments of principal and interest hereunder shall be made in currency of the United States of America that at the time of payment shall be legal tender therein for the payment of public and private debts.

      This Note shall be subject to the following additional terms and conditions:

1. Payments. Interest and principal due on this Note are payable no later than January 1, 2005 (the "Maturity Date"); provided however, that the parties may mutually agree to extend the terms of this Note beyond the Maturity Date. In the event that any payment to be made hereunder shall be or become due on Saturday, Sunday or any other day which is a legal bank holiday under the laws of Canada or the United States such payment shall be or become due on the next succeeding business day and interest shall accrue during such extension of time

2. Optional Prepayment. The Obligor and the Holder understand and agree that the principal amount of this Note plus all accrued interest due thereon may be prepaid by the Obligor, in its discretion, at any time prior to the Maturity Date.

3. Mandatory Prepayment. In the event that more than thirty (30) days prior to the Maturity Date the Obligor completes a business combination with an entity with annual revenues during its last completed fiscal year of $3,000,000 or more, the principal amount of this Note plus all accrued interest due thereon through the date of payment shall become due and payable thirty (30) days after the completion of the business combination.

4. No Waiver. No failure or delay by the Holder in exercising any right, power or privilege under the Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the Obligor and the Holder shall operate as a waiver of any rights by the Holder.

5. Waiver of Presentment and Notice of Dishonor. The Obligor and other parties that may be liable under this Note hereby waive presentment, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

6. Place of Payment. All payments of principal of this Note and the interest due hereon shall be made to Holder at the address appearing above or at such other address as the Holder may designate in writing.

7. Events of Default. The entire unpaid principal amount of this Note and the interest due hereon shall forthwith become and be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgement, decree or order of any court or any order, rule or regulation of any administrative or governmental body ):

      (a)   if the Obligor shall:

            (i) admit in writing its inability to pay its debts generally as they become due;

            (ii) file a petition in bankruptcy or petition to take advantage of any insolvency act;

            (iii) make assignment for the benefit of creditors;

            (iv) consent to the appointment of a receiver of the whole or any substantial part of its property;

            (v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt;

            (vi) file a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of Canada or any province thereof or of the United States of America or any state, district or territory thereof;

      (b) if a court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Obligor, a receiver of the whole or any substantial part of the Obligor's property;

      (c) if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the whole or any substantial part of Obligor's property; or

      (d) if the Obligor sells or otherwise transfers all or substantially all of its assets.

8.    Remedies. In case any one or more of the Events of Default specified in
      Section 7 hereof shall have occurred and be continuing, the Holder may proceed to protect and enforce its rights whether by suit and/or equity and/or by action of law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of all sums due upon the Note or enforce any other legal or equitable right of the Holder.

9. Costs and Expenses. Each of the parties shall bear their own legal expenses in connection with this Note. In the event Obligor defaults on its obligations hereunder, the Holder shall be entitled to recover all of its reasonable attorney's fees and costs incurred in enforcing its rights hereunder.

10. Amendments. No amendment, modification or waiver of any provision of this Promissory Note nor consent to any departure by the Obligor therefrom shall be effective unless the same shall be in writing and signed by Holder and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

11. Governing Law. This Promissory Note shall be deemed to be a contract made under the laws of New York and shall be governed and construed in accordance with the laws of said state without giving effect to principles of conflicts of law.

12. Headings and Construction. The headings of the paragraphs of this Promissory Note are inserted for convenience of reference only and shall not be deemed to constitute a part hereof. Words used herein of any gender shall be construed to include any other gender where appropriate and words used herein which are either singular or plural shall be construed to include the other where appropriate.

13. Successors and Assigns. The provisions hereof shall be binding upon and shall insure to the benefit of Obligor and Holder and their respective successors and assigns.

14. Partial Invalidity. If any provision of this Promissory Note is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Promissory Note as a whole but this Promissory Note shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable, and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by law.

IN WITNESS WHEREOF, the OBLIGOR has signed this Note as of the 1st day of January, 2004.

                                        OBLIGOR:

                                        Reink Corp.

                                        By: /s/ William Smith
                                           -------------------------------------
                                        Name: William Smith
                                        Title:   Secretary, Treasurer